Cincinnati Financial Corporation

March 2010

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on February 26, 2010, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP and non-statutory data are available at *www.cinfin.com*

Cincinnati Financial at a Glance

Profile

- Top 25 U.S. P/C writer
- A.M. Best Rating: A+
- $3.1 billion 2009 premiums:
  - 72% commercial
  - 22% personal
  - 5% life
  - 1% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in more than 75% of agencies appointed more than five years

4Q09 Highlights

- EPS of $1.50 vs. 99 cents
  - Operating earnings decreased 7.0% to 53 cents per share primarily due to weaker life insurance results
- Book value per share grew 2.8% for the quarter and 13.6% for the year
- Combined ratio 98.6% for quarter
  - Total of all lines except workers' compensation and homeowners in low-to-mid 90% range for year 2009
- Increased shareholder dividend for 49th consecutive year
  - Yield approximates 6%
- Excellent financial flexibility
  - Nearly $1 billion cash & securities at parent company
  - Low debt leverage at 15.0%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio for 2009 was 19.7% compared with negative 23.5% for the year 2008
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth versus peers
  - Combined ratio consistently below 100%
  - Investment contribution -
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 index

Increase Value for Shareholders

Driven by performance



Rolling five-year average as of December 31
VCR for the year 2009 was 19.7%
Target for the period 2010-2014: VCR averaging 12% to 15%
20%
15%
10%
5%
0%
-5%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1.0% (2.7%) (0.6%) (1.9%) (7.4%) Equity portfolio impact on VCR
Value Creation Ratio (VCR)
Total Shareholder Return (TSR)

Current Valuation Is Attractive



Closing price is as of 3-15-10 to tangible book value as of 12-31-09
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Harleysville
Travelers
Chubb
Median
Cincinnati
Hanover
Selective
State Auto
Hartford

Strategies for Long-Term Success

- **Manage capital effectively**
- **Improve insurance profitability**
- **Drive premium growth**

- Factors impacting 2010 profit and growth performance:
  - Following financial market 2009 rally, investment portfolio valuations could decline or exhibit more volatility
  - Soft insurance market pricing of 2009 pressures property casualty profitability and growth as premiums are earned during 2010
  - Growth initiatives have not reached their full contribution, weak economy could continue to deflate base of insured exposures
  - Low yields for investment options could continue, limiting investment income growth

Effectively Manage Capital

- Maintain a diversified and stabilized investment portfolio
  - High-quality fixed-maturity portfolio with laddered maturity structure, 28% matures within five years
  - 25% of portfolio invested in equities to grow book value
    - Largest holding P&G is 5.8% of publicly traded common stock portfolio, largest sector is Healthcare at 18.0%
    - 39 of 46 holdings at 12-31-09 increased dividends in 2009, 7.6% on average
  - Portfolio composition helps mitigate the effects of inflation and rise in interest rates
- Low reliance on debt, year-end 2009 debt-to-total capital of 15.0% was within target of < 20%
  - Non-convertible, non-callable debentures due in 2028 and 2034
  - Prudent use of reinsurance from highly rated reinsurers
- Effective risk management to guide decisions
  - Risk-based capital measures improved in 2008 vs. 2007

Improve Profitability

- Predictive modeling tool in use for workers' compensation, enhanced version used for homeowner line of business
  - In development: all other major commercial lines, personal auto
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system deployed October 2009, now in 11 states (those states produce approximately 55 percent of commercial premium volume)
  - Rates, quotes and issues commercial package and auto policies
  - Will be deployed in up to 30 total states by the end of 2010
  - Personal policy administration system – Next generation platform with enhanced ease of use features deployed February 2010
- Launched long-term data management project for better underwriting and pricing decisions
- Ongoing efforts: staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels

Drive Premium Growth

- New agency appointments
  - 87 appointments during 2009, exceeding target of 65
  - 2010 target: 65 appointments writing aggregate $1 billion premiums with all carriers they represent
- Geographic and product line expansion
  - Entered Colorado and Wyoming during 2009, Texas in late 2008
  - Began writing personal lines or significantly expanded our product offerings in seven states during 2008 or 2009
  - Started marketing surplus lines products beginning early 2008
- $37 million increase in P&C 2009 new business
  - $25 million from geographic and standard market product expansion
  - $18 million from surplus lines operation

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - Over 5% share earned in 2009 for all agencies appointed during 2004
  - Nearly 2% share earned in 2009 for all agencies appointed during 2008
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines for agencies appointed during 2008-09 – $2.5 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – $2.5 billion
  - Personal lines for agents in 2008-09 expansion states – $650 million
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 37 States

1,180 agency relationships with 1,463 locations



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Appendix

Performance Measure Trends
Premium Growth Potential
Investment Portfolio Overview
Investment Quality and Reserve Strength
Financial Strength Rating Comparison

Income and Shareholder Dividends



Past two years reflect higher catastrophe losses, soft market pricing, and lower investment income from additional portfolio diversification
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
Net cash ops
Operating Income
Net Income
Dividends Declared

Cash Dividend Payout Ratio


Strong capital and cash flow support current dividend payout level
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations


Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Operating Cash Flow

Operating Cash Flow



$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009

History of Industry-Leading Profitability

Five-year average 95.4% is 3.5 points better than industry



Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2005
2006
2007
2008
2009
Cincinnati – incl. cat. losses
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses
Est. Industry (A.M. Best) – excl. cat. Losses
2010 Full-year Est. Industry (A.M. Best) - incl. cat. Losses
2010 Full-year Est. Industry (A.M. Best) - excl. cat Losses

Commercial Lines

72% of consolidated earned premiums

GAAP combined ratio



120%
110%
100%
90%
80%
70%
2006
2007
2008
2009
Before catastrophe losses and prior year reserve development

- Full-Year 2009:
  - Net written premiums down 5.6%
  - 101.6% GAAP combined ratio
  - 105.2% GAAP combined ratio before cat losses and prior year reserve development
- Business lines:
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

Personal Lines

22% of consolidated earned premiums

- Full-Year 2009:
  - Net written premiums up 0.9%
  - 111.8% GAAP combined ratio
  - 102.3% GAAP combined ratio before cat losses and prior years reserve development
- Business lines:
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire

GAAP combined ratio



120%
110%
100%
90%
80%
70%
2007
2008
2009
Before catastrophe losses and prior years reserve development

Economy and Pricing Pressure

Requires disciplined underwriting


Property casualty net written premium growth
5.0%
3.0%
1.0%
-1.0%
-3.0%
-5.0%
2005
2006
2007
2008
2009
Cincinnati
Estimated Industry (A.M. Best)

Market for 75% of Agency Typical Risks

2009 net earned premiums


Consolidated
$3.054 Billion
E&S Lines 1%
Commercial Lines 72%
Life 5%
Personal Lines 22%
Property Casualty
$2.911 Billion
Surety and Executive Risk 4%
Excess & Surplus 1%
Homeowner 9%
Personal Auto 11%
Other Personal 3%
Workers' Compensation 11%
Commercial Auto 14%
Specialty Packages 5%
Commercial Casualty 26%
Machinery and Equipment 1%
Commercial Property 15%

Potential in the Property Casualty Market

Direct Written Premiums (Dollars in millions)	Cincinnati (2008)	Total P/C Industry (2008)	Cincinnati Market Penetration (2008)
Ohio	$ 614	$ 13,065	4.7%
Illinois	284	20,777	1.4%
Indiana	216	8,504	2.5%
Pennsylvania	190	19,529	1.0%
Georgia	161	13,700	1.2%
North Carolina	158	12,248	1.3%
All Active States	**$ 3,180**	**$ 339,312**	**0.9%**

Excludes accident and health business. Industry data as reported April 2009.

Potential within Cincinnati Appointed Agencies

New appointments drive opportunity

(Open Agencies Only) (Dollars in millions)	2008	2007	2006
Property Casualty Agency Billed Premiums:			
Cincinnati	$3,166	$3,267	$3,264
Agency Total	$21,843	$23,553	$21,656
Cincinnati Agency Relationships:	1,133	1,092	1,066
Cincinnati Share of Agency Total:	14.5%	13.9%	15.1%
Percent of Locations Open Less than Three Years:	15.4%	10.3%	9.7%

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed



21.6%
7.6%
4.6%
0.8%
2008
2004-2007
1999-2003
Pre-1999

Based on 2008 Agency Written Premiums
(Excluding excess and surplus lines)

Investment Portfolio

Invest for income and appreciation

$10.6 billion fair value at December 31, 2009



Tax-Exempt Fixed Maturities $2.992
Common Equities $2.608
Taxable Fixed Maturities $4.863
Preferred Equities $0.093
Short-Term Investments $0.006

Stable Capital

Fixed-maturity portfolio – $7.9 billion at 12-31-09


Rated AAA, AA and A $4.967 billion (63%)
Rated BBB $2.302 billion (29%)
Rated BB and below $355 million (5%)
Unrated $237 million (3%)
Tax-exempt $2.9 billion (38%)
Taxable $4.9 billion (62%)
Exceeds total insurance reserves liability of $5.9 billion by over 30%

Diversified Equity Portfolio*

Balances income stability and capital appreciation potential

	December 31, 2009		December 31, 2007	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Healthcare	18.0%	12.6%	10.2%	12.0%
Consumer staples	15.5	11.4	10.7	10.2
Energy	11.0	11.5	11.5	12.9
Information technology	11.0	19.8	1.9	16.8
Financial	10.2	14.4	56.2	17.6
Consumer discretionary	9.6	9.6	2.8	8.5
Industrials	9.2	10.2	1.9	11.5
Utilities	6.7	3.7	4.8	3.6
Materials	5.1	3.6	0.0	3.3
Telecom Services	3.7	3.2	0.0	3.6

* Publicly traded common stocks

Investment Income

4.7% growth for 4th quarter 2009 pre-tax


$700
$600
$500
$400
$300
$200
$100
$0
-$100
2005
2006
2007
2008
2009

Property Casualty Reserves

Objective: modestly redundant reserves

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range


In millions
$3,111
$3,356
$3,397
$3,498
$3,661
Reserve range at 12-31-09
Low end $3,459
High end $3,774
Carried at 64th percentile
Development (Favorable)
(160)
(116)
(244)
(323)
(188)
2005*
2006**
2007**
2008**
2009**

* External actuarial range
** Internal actuarial range

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	A+ (2 of 16)	A (3 of 16)	A (3 of 16)
Fitch	A+ (5 of 21)	n/a	A+ (5 of 21)
Moody's	A1 (5 of 21)	n/a	n/a
S&P	A+ (5 of 21)	n/a	A+ (5 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A+
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Central Mutual	A+	-	-	-
Frankenmuth	A+	-	-	A
Selective	A+	A+	A2	A
State Auto	A+	-	A2	A
Travelers	A+	AA	Aa2	AA-
West Bend	A+	-	-	-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	AA-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Westfield	A	-	-	A
Zurich	A	A+	A1	AA-
EMC	A-	-	-	BBB
Harleysville	A-	A-	A3	A-

Source: Rating agency Web sites as of February 11, 2010. Ratings are under continuous review and subject to change and/or affirmation.